UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2013
_________________

CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

_________________

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 West Riverside Ave., Suite 1100
Spokane, WA 99201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (509) 344-5900
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On July 24, 2013, Clearwater Paper Corporation announced its results of operations and financial condition for the quarter ended June 30, 2013.  A copy of the press release containing this announcement is furnished as Exhibit 99.1 hereto. In addition, a copy of the Company’s Second Quarter 2013 Supplemental Information is furnished as Exhibit 99.2 hereto.

The information furnished in this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.            Financial Statements and Exhibits

99.1	Press release issued by Clearwater Paper Corporation, dated July 24, 2013: CLEARWATER PAPER REPORTS SECOND QUARTER 2013 RESULTS

99.2	Clearwater Paper Corporation Second Quarter 2013 Supplemental Information, dated July 24, 2013

---------------------------------------------------------------------------------------------

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 24, 2013

CLEARWATER PAPER CORPORATION

		By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Clearwater Paper Corporation, dated July 24, 2013: CLEARWATER PAPER REPORTS SECOND QUARTER 2013 RESULTS

99.2	Clearwater Paper Corporation Second Quarter 2013 Supplemental Information, dated July 24, 2013